POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity listed below and not individually, constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris (acting alone and without the other) to act as attorney-in-fact and agent with full power of substitution and resubstitution of him or her in his or her name, place, and stead, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and execute all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Strategy Fund II, a series of Guggenheim Strategy Funds Trust, with and into Guggenheim Ultra Short Income ETF, a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2026.

/s/ Randall C. Barnes
Randall C. Barnes Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity listed below and not individually, constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris (acting alone and without the other) to act as attorney-in-fact and agent with full power of substitution and resubstitution of him or her in his or her name, place, and stead, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and execute all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Strategy Fund II, a series of Guggenheim Strategy Funds Trust, with and into Guggenheim Ultra Short Income ETF, a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2026.

/s/ Angela Brock-Kyle
Angela Brock-Kyle Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity listed below and not individually, constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris (acting alone and without the other) to act as attorney-in-fact and agent with full power of substitution and resubstitution of him or her in his or her name, place, and stead, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and execute all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Strategy Fund II, a series of Guggenheim Strategy Funds Trust, with and into Guggenheim Ultra Short Income ETF, a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2026.

/s/ Thomas F. Lydon, Jr.
Thomas F. Lydon, Jr. Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity listed below and not individually, constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris (acting alone and without the other) to act as attorney-in-fact and agent with full power of substitution and resubstitution of him or her in his or her name, place, and stead, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and execute all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Strategy Fund II, a series of Guggenheim Strategy Funds Trust, with and into Guggenheim Ultra Short Income ETF, a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2026.

/s/ Ronald A. Nyberg
Ronald A. Nyberg Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity listed below and not individually, constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris (acting alone and without the other) to act as attorney-in-fact and agent with full power of substitution and resubstitution of him or her in his or her name, place, and stead, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and execute all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Strategy Fund II, a series of Guggenheim Strategy Funds Trust, with and into Guggenheim Ultra Short Income ETF, a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2026.

/s/ Sandra G. Sponem
Sandra G. Sponem Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity listed below and not individually, constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris (acting alone and without the other) to act as attorney-in-fact and agent with full power of substitution and resubstitution of him or her in his or her name, place, and stead, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and execute all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Strategy Fund II, a series of Guggenheim Strategy Funds Trust, with and into Guggenheim Ultra Short Income ETF, a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2026.

/s/ Ronald E. Toupin, Jr.
Ronald E. Toupin, Jr. Trustee